UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LENZ THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your control numberYour votematters!Meeting Materials: Notice of Meeting and ProxyStatement & Annual Report or Form 10-KImportant Notice Regarding the Availabilityof Proxy Materials for the StockholdersMeeting To Be Held On June 10, 2025 ForStockholders of record as of April 14, 2025To order paper materials, use one of thefollowing methods.Internet:www.investorelections.com/LENZCall:1-866-648-8133Email:paper@investorelections.com* If requesting material by e-mail, please send a blank e-mail with the12 digit control number (located below) in the subject line. No otherrequests, instructions OR other inquiries should be included with youre-mail requesting material.Have the 12 digit control number located in thebox above available when you access thewebsite and follow the instructions.Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights ReservedLENZ Therapeutics, Inc.Annual Meeting of StockholdersTuesday, June 10, 2025 10:00 AM, Pacific TimeAnnual Meeting to be held live via the Internet—please visit www.proxydocs.com/LENZ toregister to attend the Annual MeetingYou must register to attend the meeting online and/or participate atwww.proxydocs.com/LENZFor a convenient way to view proxy materials, VOTE, and obtaindirections to attend the meeting go to www.proxydocs.com/LENZTo vote your proxy while visiting this site, you will need the 12 digitcontrol number in the box below.This communication presents only an overview of the more complete proxy materials that areavailable to you on the Internet. This is not a ballot. You cannot use this notice to vote yourshares. We encourage you to access and review all of the important information contained inthe proxy materials before voting.Under United States Securities and Exchange Commission rules, proxy materials do not haveto be delivered in paper. Proxy materials can be distributed by making them available on theinternet.If you want to receive a paper or e-mail copy of the proxy material, you must request one.There is no charge to you for requesting a copy. In order to receive a paper package in timefor this year’s meeting, you must make this request on or before June 2, 2025.styleINAP.O. BOX 8016, CARY, NC 27512-9903SEE REVERSE FOR FULL AGENDAPROPOSAL1. To elect two Class III directors to hold office until our 2027 annual meeting of stockholders and two Class I directors to hold office until our 2028annual meeting of stockholders, each until their respective successors are elected and qualified.Class III:1.01 Kimberlee C. Drapkin1.02 Zach ScheinerClass I:1.03 Frederic Guerard1.04 James McCollum2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31,2025.FOR EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2LENZ Therapeutics, Inc. Annual Meeting of Stockholders

PROPOSAL1. To elect two Class III directors to hold office until our 2027 annual meeting of stockholders and two Class I directors to hold office until our 2028annual meeting of stockholders, each until their respective successors are elected and qualified.Class III:1.01 Kimberlee C. Drapkin1.02 Zach ScheinerClass I:1.03 Frederic Guerard1.04 James McCollum2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31,2025.FOR EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2LENZ Therapeutics, Inc. Annual Meeting of Stockholders